UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Euclid Avenue, Suite 1600, Cleveland, Ohio	44115
(Address of principal executive offices)	(Zip Code)

(216) 706-2960

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Completed Refinancing Summary

On June 4, 2024, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), completed an amendment to the Credit Agreement (as defined below), that, among other things, (i) reprices the margin on $997 million of existing term loans J from Term SOFR plus 3.25% to Term SOFR plus 2.50% and (ii) amends and extends $2,644 million of existing term loans I from August 2028 to February 2031 and reduces the margin from Term SOFR plus 2.75% to Term SOFR plus 2.50%.

Credit Agreement Amendment

On June 4, 2024, TransDigm, TD Group and certain subsidiaries of TransDigm entered into Amendment No. 16, Loan Modification Agreement and Refinancing Facility Agreement (the “Credit Agreement Amendment”), pursuant to which, among other things, TransDigm repriced all of its existing term loans J maturing February 28, 2031 and amended and extended $2,644 million of its existing term loans I by converting such loans into term loans J (collectively, the “New Tranche J Term Loans”). The applicable margin for the New Tranche J Term Loans bearing interest at Term SOFR is 2.50%. Except as set forth above, the other terms and conditions that apply to the New Tranche J Term Loans are substantially the same as the terms and conditions that applied to the term loans immediately prior to the Credit Agreement Amendment.

The Credit Agreement Amendment amends that certain Second Amended and Restated Credit Agreement, dated June 4, 2014 (the “Credit Agreement”), as amended, with Goldman Sachs Bank USA, as administrative agent and collateral agent, and the other agents and lenders named therein.

The above summary of the Credit Agreement Amendment is qualified in its entirety by reference to the Credit Agreement Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*

Amendment No. 16, Loan Modification Agreement and Refinancing Facility Agreement, dated as of June 4, 2024, to the Second Amended and Restated Credit Agreement, dated June 4, 2014, among TransDigm Inc., TransDigm Group Incorporated, each subsidiary of TransDigm Inc. party thereto, the lenders party thereto, and Goldman Sachs Bank USA, as administrative agent and collateral agent for the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K. TD Group hereby undertakes to furnish on a supplemental basis a copy of any omitted exhibit upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Sarah Wynne
Name:	Sarah Wynne
Title:	Chief Financial Officer
(Principal Financial Officer)

Dated: June 4, 2024